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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported):       January 22, 1998
                                                  -----------------------------


                               CONDUCTUS, INC.
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              (Exact Name of Registrant as Specified in Charter)


      Delaware                     0-19915                       77-0162388
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(State or Other Jurisdiction       (Commission              (IRS Employer
   of Incorporation)               File Number)             Identification No.)


969 W. Maude Avenue, Sunnyvale, California                          94086
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(Address of Principal Executive Offices)                          (Zip Code)


Company's telephone number, including area code:   (408) 523-9950
                                                   ----------------------------


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    (Former Name or Former Address, if Changed Since Last Report.)

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ITEM 5.   OTHER EVENTS

          On January 22, 1998, the Board of Directors of Conductus, Inc. (the "Company") adopted and approved Amended and Restated Bylaws of the Company. The Amended and Restated Bylaws of the Company differ from the Company's previous bylaws insofar as they require timely prior notice for director nominations or other business that a stockholder wishes to properly bring before a meeting of stockholders.

ITEM 7.   EXHIBITS.

          Exhibit
          Number       Description
          -------      ------------
          3.3          Amended and Restated Bylaws of the Company.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         CONDUCTUS, INC.



Date:  January 22, 1998       By: /s/ Charles E. Shalvoy
                                 --------------------------------------------
                              Name:   Charles E. Shalvoy
                              Title:  President and Chief Executive Officer

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                                 EXHIBIT INDEX


Exhibit
Number      Description
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3.3         Amended and Restated Bylaws of the Company.